U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             SCHEDULE 14C INFORMATION

                   INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                      OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.     )

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14(a)-6(e)(2))
[X  ]  Definitive Information Statement

                           FREESTAR TECHNOLOGIES
            (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X ] No Fee Required
[  ]  Fee Computed on table below per Exchange Act Rules 14a-
      6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:
_____________________________________________________________________

   2.  Form, schedule, or registration statement number:
_____________________________________________________________________

   3.  Filing party:
_____________________________________________________________________

   4.  Date filed:
_____________________________________________________________________

Notes:

                          INFORMATION STATEMENT

                           Freestar Technologies
                1140 Avenue of The Americas, 10th Floor
                        New York, New York 10036

             We Are Not Asking You for a Proxy and You Are
                   Requested Not To Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of Freestar Technologies, a Nevada corporation ("Company"), to the holders of record at the close of business on June 20, 2002 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). This Information Statement is being furnished to such stockholders in connection with increasing the authorized shares of common stock of the Company to 500,000,000.

     The Company's Board of Directors unanimously approved an increase in the authorized shares of common stock of the Company to 500,000,000. The Company has received the consent of a majority of the outstanding shares of Common Stock for the Company for this action. The filing of a Certificate of Amendment of Articles of Incorporation with the Nevada Secretary of State, which will put into effect this increase, will not be done until a date which is at least twenty (20) days after the filing of this Definitive Information Statement.

     This Information Statement will be sent on or about July 12, 2002 to the Company's stockholders of record who have not been solicited for their consent of this corporate action.

                            VOTING SECURITIES

     The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on June 20, 2002. On such date, the Company had issued and outstanding 45,463,557 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders and there is no cumulative voting right on any shares. Under Nevada law, there are no dissenters' rights in connection with this corporate action.

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company.  The
Company has solicited and received written consent of   a majority of
holders of the Common Stock.

                            STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of June 20, 2002 (45,463,557 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors and executive officers of the Company, individually and as a group:


Title of         Name and Address                  Amount of       Percent of
Class            of Beneficial Owner               Beneficial         Class
                                                   Ownership(1)

Common Stock     Paul Egan                         18,400,000         40.70%
                 1140 Avenue of The Americas
                 10th Floor
                 New York, New York 10036

Common Stock     Ciaran Egan                        3,000,000          6.64%
                 1140 Avenue of The Americas
                 10th Floor
                 New York, New York 10036


Common Stock     Alexander L Randarevich                    0          0.00%
                 1140 Avenue of The Americas
                 10th Floor
                 New York, New York 10036

Common Stock     Cynthia Aadal                              0          0.00%
                 1140 Avenue of The Americas
                 10th Floor
                 New York, New York 10036

Common Stock     Shares of all directors, executive  21,400,000       47.34%
                 officers, and key employees
                 as a group (2 persons)

Preferred Stock  Paul Egan                            1,000,000      100.00%
                 1140 Avenue of The Americas
                 10th Floor
                 New York, New York 10036

(1) None of these security holders has the right to acquire any amount of common stock within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

                             INCREASE IN AUTHORIZED SHARES

Description of Securities.

The authorized capital of the Company currently consists of 80,000,000 shares of common stock, $0.001 par value per share. The holders of common stock:

     - have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the Company;

     - are entitled to share ratably in all of the assets of the Company available for distribution upon winding up of the affairs of the Company; and

     - are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

The shares of common stock do not have any of the following rights:

     - special voting rights;

     - preference as to dividends or interest;

     - preemptive rights to purchase in new issues of Shares;

     - preference upon liquidation; or

     - any other special rights or preferences.

In addition, the Shares are not convertible into any other security. There are no restrictions on dividends under any loan other financing arrangements or otherwise. As of June 20, 2002, the Company had 45,463,557 shares of Common Stock issued and outstanding.

Non-Cumulative Voting.

The holders of shares of common stock of the Company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

Dividends.

The Company does not currently intend to pay cash dividends. The Company's proposed dividend policy is to make distributions of its revenues to its stockholders when the Company's Board of Directors deems such distributions appropriate. Because the Company does not intend to make cash distributions, potential shareholders would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, nor can there be any guarantees of the success of the Company. A distribution of revenues will be made only when, in the judgment of the Company's Board of Directors, it is in the best interest of the Company's stockholders to do so.

Transfer Agent.

The Company has engaged the services of First American Stock
Transfer, 1717 East Bell Road, Suite 2, Phoenix, Arizona 85022-6200, to act as transfer agent and registrar.

Certificate of Amendment to Articles of Incorporation.

The corporate action to be taken consists of the Company filing a Certificate of Amendment to Articles of Incorporation wherein
Section 4 of the Articles of Incorporation will be amended to read:
"The aggregate number of shares which the Corporation shall have authority to issue shall consist of 500,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value."

By order of the Board of Directors
June 20, 2002

                                       /s/  Paul Egan
                                       Paul Egan, President